Exhibit 10.6.2

CONFIDENTIAL TREATMENT REQUESTED BY CELLECTIS S.A.—CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

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UNIVERSITY OF MINNESOTA

SECOND AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT

THIS SECOND AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT (the “Second Amendment”) is entered into as of the date of last signature by and between the Regents of the University of Minnesota, a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 1000 Westgate Drive, Suite 160, St. Paul, MN 55114 (the “University”), and Cellectis S.A., a corporation under the laws of the country of France having a business address of 8, rue de la Croix Jarry, 75013, Paris, France (the “Licensee” or “Cellectis S.A.”).

The University and the Licensee are individually referred to herein as a “Party” or collectively as the “Parties”.

BACKGROUND

University and Licensee entered into an Exclusive Patent License Agreement, dated and effective as of 10 January 2011 as amended by an Amendment 1 entered into on May 2401, 2012 (hereinafter the “Agreement”), which incorporated the Terms and Conditions as defined in the Agreement under which University granted to Licensee an exclusive license to University’s rights in the Licensed Technology, as defined in the License Agreement.

The Parties now wish to amend and clarify the Licensees’ rights and obligations under the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1. Definitions.

Capitalized terms used in this Second Amendment that are not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. Amendments to the Agreement. The Parties hereby agree to amend the Agreement as follows:

2.1 Section 3.1.2 of the Terms and Conditions is hereby deleted in its entirety and replaced with the following:

“Licensee may grant sublicenses of its rights under this Agreement. Such grant of sublicenses may include the right to grant further sublicenses (“Second-Level Sublicenses”). By way of clarification, the provisions regarding calculation of royalties for sublicenses shall apply to calculation of royalties for Second-Level

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Sublicenses. For sake of clarity, the basis of calculating such royalties due by Licensee are the Commercial Sales invoiced by Licensee. Licensee shall deliver to the University true, correct and complete copies of sublicense agreements or other agreements under which the Licensee purports or intends to grant such sublicense rights within ten (10) days after the execution of such agreements. Licensee shall deliver or cause to be delivered to the University true, correct and complete copies of Second-Level Sublicenses upon request. The Licensee shall not enter into (and shall not permit any other party to enter into sublicense agreements) if the terms of such agreements are inconsistent in any respect with the terms of this Agreement, including without limitation, Sections 5.2 through 5.6, 6.5, 8.3, 9.5, 10.3, and 11.3. Any sublicense made in violation of this subsection is void and constitutes an event of default under subsection

2.2 Section 5.6.1 of the Terms and Conditions is deleted in its entirety and replaced with the following:

“The Licensee and any sub-licensees may mark all Licensed Products in a manner consistent with their current patent marking practices for their own products and applicable laws and regulations. Where marking is to be performed but the Licensed Product cannot be marked, the patent notice shall be placed on associated tags, labels, packaging, or accompanying documentation either electronic or paper as appropriate.”

2.3 The Terms and Conditions are hereby amended to add the following provision in section 8.3 of the Terms and Conditions:

“Notwithstanding anything contained herein, in case of termination of this Agreement by the University pursuant to the terms herein, any sublicensee (each an “Exclusive Sublicensee” as further defined hereinafter) that has been granted exclusive rights under the Licensed Technology by Licensee, within a certain field (the “Exclusive Field”), [***].

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3. General Provisions.

3.1 Except as amended in this Second Amendment, the terms of the Agreement remain unchanged and in full force and effect.

3.2 The Agreement, as amended by this Second Amendment, constitutes the entire agreement between the Parties with respect to the subject matter hereof.

3.3 This Second Amendment may be executed in two counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Second Amendment to the Exclusive Patent License Agreement.

Regents of the University of Minnesota		Cellectis S.A.

By:	/s/ Jay w. Schrankler	By:	/s/ André Choulika
Name:	Jay W. Schrankler	Name:	André Choulika

Title:	Executive Director	Title:	Chief Executive Officer
Office for Technology Commercialization

Date:	5-27-14	Date:	01/04/14